Exhibit 99.1

American Dental Partners, Inc.

401 Edgewater Place, Suite 430

Wakefield, MA 01880

Phone: 781/224-0880                                    Fax: 781/224-4216

For Immediate Release

Contacts:	Gregory A. Serrao	Breht T. Feigh
	Chairman, President and	Executive Vice President,
	Chief Executive Officer	Chief Financial Officer and Treasurer
	781-224-0880	781-224-0880

AMERICAN DENTAL PARTNERS

REPORTS FIRST QUARTER 2008 FINANCIAL RESULTS AND

PROVIDES DETAIL ON LITIGATION SETTLEMENT ACCOUNTING

WAKEFIELD, MASSACHUSETTS, April 28, 2008—American Dental Partners, Inc. (NASDAQ:ADPI) announced financial results today for the quarter ended March 31, 2008.

The Company’s financial results reflect income and expenses, including non-cash items, required by generally accepted accounting principles as a result of the previously announced settlement of litigation among PDG, P.A. (“PDG”), PDHC, Ltd., one of the Company’s subsidiaries, and the Company effective February 29, 2008. In addition to its actual results, the Company has provided a pro forma financial presentation that excludes the operating results of 25 dental facilities transferred to PDG and the accounting impact associated with the litigation settlement from both periods of comparison (see “PDG Litigation Settlement Accounting” and “Supplemental Operating Data” tables).

Comparing actual results and pro forma results for the first quarter of 2008 with the first quarter of 2007:

•	Net revenue was $79,811,000 as compared to $65,458,000. Pro forma net revenue was $70,055,000 as compared to $52,748,000.

•	Earnings from operations were $37,880,000 as compared to $7,223,000. Pro forma earnings from operations were $5,454,000 as compared to $4,958,000.

•	Net earnings were $21,525,000 as compared to $3,879,000. Pro forma net earnings were $1,744,000 as compared to $2,515,000.

•	Diluted net earnings per share were $1.65 as compared to $0.30. Pro forma diluted net earnings per share were $0.13 as compared to $0.19.

•	Diluted cash net earnings per share were $1.75 as compared to $0.36. Pro forma diluted cash net earnings per share were $0.24 as compared to $0.26.

PDG Litigation Settlement Accounting

As previously reported, the Company completed the settlement of the litigation with PDG effective February 29, 2008. As part of this settlement, the Company transferred the operating assets of 25 dental facilities to PDG. Pursuant to Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long Lived Assets, the Company recognized a non-cash gain of $30,127,000 which represents the fair market value of the assets transferred to PDG of $39,968,000 less the book value of the net assets transferred of $9,205,000 and litigation expenses of approximately $636,000.

Prior to the transfer of the 25 facilities to PDG, the Company recognized as net revenue expense reimbursement of $6,423,000 from PDG for the operating expenses of these facilities through February 29, 2008, along with operating expenses of the PDG dentists who remain, on a temporary basis, in the dental facilities retained by the Company.

As part of the settlement of the litigation with PDG, the Company entered into a transition services agreement with PDG in which PDG will pay the Company $19,000,000 for continuing interim management services through September 30, 2008. PDG is obligated to pay this transition management services fee in 12 equal monthly installments in 2008 irrespective of whether it utilizes such services. The Company will recognize $10,000,000 of this amount as net revenue from January to September 2008, and the remainder, which was deemed to be in excess of fair market value for providing such management services, was recognized in the fourth quarter of 2007 as an offset to the non-cash litigation settlement expense.

Operating Results

Patient revenue of the Company’s affiliated dental group practices increased 9% to $107,374,000 for the quarter, which includes $101,252,000 from dental group practices which are affiliated with the Company by means of service agreements and $6,122,000 from Arizona’s Tooth Doctor for Kids. Same market patient revenue growth was 9.8% for the quarter and 2.3% excluding in-market affiliations.

Cash flow from operations was $971,000 for the quarter. Capital expenditures were $3,929,000 for the quarter. The Company completed two de novo facilities and expanded and/or relocated three dental facilities during the quarter. Amounts paid for acquisitions and affiliations, including affiliation costs and deferred and contingent payments, were $2,376,000 for the quarter. During the quarter, the Company completed one affiliation which generates approximately $1,700,000 of patient revenue on an annualized basis.

Cash net earnings and pro forma adjustments related to disposed assets are non-GAAP financial measures. In accordance with the requirement of SEC Regulation G, please see the attached financial tables for a presentation of the most comparable GAAP measures and the reconciliation to the nearest GAAP measure and all additional reconciliations required by Regulation G. Management believes these non-GAAP financial measures are useful to an investor in assessing the Company’s on-going operations.

For further discussion of these events and a comprehensive review of the first quarter ended March 31, 2008, the Company will host its previously announced conference call on Tuesday, April 29, 2008 at 10:00 a.m. EDT, which will be broadcast live over the Internet at www.amdpi.com. The call will be hosted by Gregory A. Serrao, Chairman, President and Chief Executive Officer. To access the webcast, participants should visit the Investor Relations section of the website at least fifteen minutes prior to the start of the conference call to download and install any necessary audio software. A replay of the webcast will be available at www.amdpi.com approximately two hours after the call through 6:00 p.m. EDT Tuesday, May 6, 2008.

American Dental Partners is one of the nation’s leading business partners to dental group practices. The Company is affiliated with 27 dental group practices which have 244 dental facilities with approximately 2,099 operatories located in 18 states.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: With the exception of the historical information contained in this news release, the matters described herein contain “forward-looking” statements that involve risk and uncertainties that may individually or collectively impact the matters herein described, including but not limited to the possibility that we may not realize the benefits expected from our acquisition and affiliation strategy, economic, regulatory and/or other factors outside the control of the Company, which are detailed from time to time in the “Risk Factors” section of the Company’s SEC reports, including the annual report on Form 10-K for the year ended December 31, 2007.

AMERICAN DENTAL PARTNERS, INC.

FINANCIAL HIGHLIGHTS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31,
	2008	2007
Net revenue	$79,811	$65,458
Operating expenses:
Salaries and benefits	35,501	27,971
Lab fees and dental supplies	11,981	10,174
Office occupancy expenses	9,013	7,136
Other operating expenses	6,772	5,501
General corporate expenses	3,630	3,381
Depreciation expense	2,774	2,104
Amortization of intangible assets	2,387	1,442
Litigation settlement (gain) expense	(30,127)	526

Total operating expenses	41,931	58,235

Earnings from operations	37,880	7,223
Interest expense, net	2,455	625
Minority interest	140	157

Earnings before income taxes	35,285	6,441
Income taxes	13,760	2,562

Net earnings	$21,525	$3,879

Net earnings per common share:
Basic	$1.68	$0.31

Diluted	$1.65	$0.30

Weighted average common shares outstanding:
Basic	12,839	12,456

Diluted	13,084	13,145

AMERICAN DENTAL PARTNERS, INC.

FINANCIAL HIGHLIGHTS

(in thousands)

(unaudited)

	March 31, 2008	December 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$6,118	$6,376
Accounts receivable, net	39,419	32,621
Other current assets	7,978	25,261

Total current assets	53,515	64,258

Property and equipment, net	52,313	60,445

Other non-current assets:
Goodwill	70,622	70,602
Intangible assets, net	179,774	179,969
Other assets	2,863	2,232

Total non-current assets	253,259	252,803

Total assets	$359,087	$377,506

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$37,868	$40,524
Accrued litigation expense	—	39,968
Other current liabilities	—	3,475
Current maturities of debt	190	188

Total current liabilities	38,058	84,155

Non-current liabilities:
Long-term debt	146,302	140,986
Other liabilities	37,759	36,568

Total non-current liabilities	184,061	177,554

Total liabilities	222,119	261,709

Minority Interest	541	894

Commitments and contingencies
Stockholders’ equity	136,427	114,903

Total liabilities and stockholders’ equity	$359,087	$377,506

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts)

(unaudited)

Pro forma consolidated statement of income

for the three months ended March 31, 2008

		Three Months Ended March 31, 2008 Pro Forma Adjustments
	2008	Settlement Assets (a)		Management Services (b)	Pro Forma 2008
Net revenue	$79,811	$6,423		$3,333	$70,055
Operating expenses
Salaries and benefits	35,501	3,755		852	30,894
Lab fees and dental supplies	11,981	1,301		—	10,680
Office occupancy expenses	9,013	863		60	8,090
Other operating expenses	6,772	252		108	6,412
General corporate expenses	3,630	—		—	3,630
Litigation expenses	(30,127)	(30,127	) (c)	—	—

EBITDA	43,041	30,379		2,313	10,349
Depreciation	2,774	252		14	2,508
Amortization	2,387	—		—	2,387

Earnings from operations	37,880	30,127		2,299	5,454
Interest expense, net	2,455	—		—	2,455
Minority interest	140	—		—	140

Earnings before income taxes	35,285	30,127		2,299	2,859
Income taxes	13,760				1,115

Net earnings	21,525				1,744
Amortization of service agreements, net of tax	1,351				1,351

Cash net earnings (d)	$22,876				$3,095

Diluted net earnings per common share	$1.65				$0.13

Diluted cash net earnings per common share (d)	$1.75				$0.24

(a)	Includes expense reimbursement associated with (i) 25 dental facilities transferred to PDG as part of the litigation settlement and (ii) PDG doctors currently practicing in six dental facilities retained by the Company.
(b)	The Company has agreed to provide interim management services to PDG through September 30, 2008. Includes interim management fee revenue, expenses associated with providing such services, and salaries and benefits expense, including severance, of management staff who have been terminated as a result of realigning the Company’s Minnesota-based management team.
(c)	Includes gain on disposal of assets of $30,763,000 and professional fees associated with PDG litigation of $636,000.
(d)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142 – Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts)

(unaudited)

Pro forma consolidated statement of income

for the three months ended March 31, 2007

		Three Months Ended March 31, 2007 Pro Forma Adjustments
	2007	Settlement Assets (e)	Management Services (f)	Pro Forma 2007
Net revenue	$65,458	$9,220	$3,490	$52,748
Operating expenses
Salaries and benefits	27,971	5,154	520	22,297
Lab fees and dental supplies	10,174	1,805	—	8,369
Office occupancy expenses	7,136	1,135	49	5,952
Other operating expenses	5,501	781	113	4,607
General corporate expenses	3,381	—	—	3,381
Litigation expenses	526	526 (g)	—	—

EBITDA	10,769	(181)	2,808	8,142
Depreciation	2,104	345	17	1,742
Amortization	1,442	—	—	1,442

Earnings from operations	7,223	(526)	2,791	4,958
Interest expense, net	625	—	—	625
Minority interest	157	—	—	157

Earnings before income taxes	6,441	(526)	2,791	4,176
Income taxes	2,562			1,661

Net earnings	3,879			2,515
Amortization of service agreements, net of tax	867			867

Cash net earnings (h)	$4,746			3,382

Diluted net earnings per common share	$0.30			$0.19

Diluted cash net earnings per common share (h)	$0.36			$0.26

(e)	Includes expense reimbursement associated with 25 dental facilities transferred to PDG as part of litigation settlement.
(f)	The Company provided management services pursuant to a Service Agreement with PDG through December 31, 2007. Includes estimated proportion of service fee revenue and associated expenses for 25 of the 31 dental facilities transferred to PDG.
(g)	Includes professional fees associated with PDG litigation.
(h)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142 – Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts)

(unaudited)

Pro forma consolidated statement of income

for the three months ended March 31, 2008 and 2007

	Pro Forma 2008	Pro Forma 2007	Change in Pro Forma Results
Net revenue	$70,055	$52,748	33%
Operating expenses
Salaries and benefits	30,894	22,297	39%
Lab fees and dental supplies	10,680	8,369	28%
Office occupancy expenses	8,090	5,952	36%
Other operating expenses	6,412	4,607	39%
General corporate expenses	3,630	3,381	7%

EBITDA	10,349	8,142	27%
Depreciation	2,508	1,742	44%
Amortization	2,387	1,442	66%

Earnings from operations	5,454	4,958	10%
Interest expense, net	2,455	625	293%
Minority interest	140	157	-11%

Earnings before income taxes	2,859	4,176	-32%
Income taxes	1,115	1,661	-33%

Net earnings	1,744	2,515	-31%
Amortization of service agreements, net of tax	1,351	867	56%

Cash net earnings	$3,095	$3,382	-8%

Diluted net earnings per common share	$0.13	$0.19	-32%

Diluted cash net earnings per common share	$0.24	$0.26	-9%

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except selected statistical data)

(unaudited)

Selected statistical data

	March 31, 2008	December 31, 2007
Number of dental facilities	244	266
Number of operatories (i)	2,099	2,357
Number of affiliated dentists (j)	550	611

(i)	An operatory is an area where dental care is performed and generally contains a dental chair, a hand piece delivery system and other essential equipment.
(j)	Includes full-time equivalent general or specialty dentists employed by or contracted with the affiliated practices, including Arizona’s Tooth Doctor for Kids.

Patient revenue and same market patient revenue growth (k)

	Three Months Ended March 31,
	2008	2007	% Change
Patient revenue of affiliated practices:
Platform dental group practices affiliated with us in both periods of comparison	$83,082	$75,640	9.8%
Platform dental group practices that affiliated with us during periods of comparison (l)	24,292	22,899	6.1%

Total patient revenue	107,374	98,539	9.0%
Patient revenue of Arizona’s Tooth Doctor for Kids	6,122	5,803	5.5%

Patient revenue of platform dental group practices affiliated with us by means of service agreements	101,252	92,736	9.2%
Amounts due to us under service agreements	62,795	58,480	7.4%

Amounts retained by platform dental group practices affiliated with us by means of service agreements	$38,457	$34,256	12.3%

(k)	Includes patient revenue of affiliated dental group practices which are not consolidated with the Company’s financial results and patient revenue of Arizona’s Tooth Doctor for Kids which is consolidated with the Company’s financial results.
(l)	In addition to platform affiliations completed since January 1, 2007, also includes patient revenue of the 31 dental facilities comprising Park Dental for the three months ended March 31, 2007 and the six dental facilities retained by the Company for the three months ended March 31, 2008.